Exhibit (q)

Amplify ETF Trust

Power of Attorney

Know All Persons By These Presents, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints Bradley H. Bailey, William Belden and David Wilding and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file on behalf of the Amplify ETF Trust one or more registration statements on Form N-1A under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

In Witness Whereof, the undersigned trustee of the above-referenced organization has hereunto set his hand this 12th day of December, 2023.

/s/ Christian Magoon
Christian Magoon

State of Illinois	)
) SS
County of Dupage	)

On this 12th day of December, 2023, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“Official Seal”

Mary C. Sigala	/s/ Mary C. Sigala
Notary Public, State of Illinois	Notary Public

My Commission Expires: 05-14-2026

Amplify ETF Trust

Power of Attorney

Know All Persons By These Presents, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints Bradley H. Bailey, Christian Magoon, William Belden and David Wilding and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file on behalf of the Amplify ETF Trust one or more registration statements on Form N-1A under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

In Witness Whereof, the undersigned trustee of the above-referenced organization has hereunto set his hand this 12th day of December, 2023.

/s/ Michael DiSanto
Michael DiSanto

State of Illinois	)
) SS
County of Dupage	)

On this 12th day of December, 2023, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“Official Seal”

Mary C. Sigala	/s/ Mary C. Sigala
Notary Public, State of Illinois	Notary Public

My Commission Expires: 05-14-2026

Amplify ETF Trust

Power of Attorney

Know All Persons By These Presents, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints Bradley H. Bailey, Christian Magoon, William Belden and David Wilding and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file on behalf of the Amplify ETF Trust one or more registration statements on Form N-1A under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

In Witness Whereof, the undersigned trustee of the above-referenced organization has hereunto set his hand this 12th day of December, 2023.

/s/ Rick Powers
Rick Powers

State of Illinois	)
) SS
County of Dupage	)

On this 12th day of December, 2023, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“Official Seal”

Mary C. Sigala	/s/ Mary C. Sigala
Notary Public, State of Illinois	Notary Public

My Commission Expires: 05-14-2026

Amplify ETF Trust

Power of Attorney

Know All Persons By These Presents, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints Bradley H. Bailey, Christian Magoon, William Belden and David Wilding and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file on behalf of the Amplify ETF Trust one or more registration statements on Form N-1A under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

In Witness Whereof, the undersigned trustee of the above-referenced organization has hereunto set his hand this 12th day of December, 2023.

/s/ Mark Tucker
Mark Tucker

State of Illinois	)
) SS
County of Dupage	)

On this 12th day of December, 2023, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“Official Seal”

Mary C. Sigala	/s/ Mary C. Sigala
Notary Public, State of Illinois	Notary Public

My Commission Expires: 05-14-2026